SSgA FUNDS

SUPPLEMENT DATED JULY 31, 2008
TO
PROSPECTUS DATED DECEMBER 18, 2007
(AS SUPPLEMENTED THROUGH JULY 24, 2008)

SSgA INTERNATIONAL GROWTH OPPORTUNITIES FUND

The following information supersedes any information to the contrary regarding SSgA International Growth Opportunities Fund (the “Fund”) contained in the Fund’s Prospectus. Shareholders of the Fund are hereby notified that disclosure in the section “Portfolio Management,” in the paragraph entitled “International Growth Opportunities Fund” on page 46 of the Prospectus is hereby deleted and replaced in its entirety with the following:

International Growth Opportunities Fund.  The portfolio managers identified below are jointly and primarily responsible for the day-to-day management of the Fund:

•                  Tim Corbett. Tim is a Vice President of SSgA and a Principal of SSgA FM. Tim joined the firm in 1996 and is a member of the firm’s Global Fundamental Strategies Group. Tim is responsible for managing European, Asian, and Far East equities. Tim holds a BS in Finance from the Carroll School of Management at Boston College, an MBA from the McCallum School of Management at Bentley College, and an MS in Corporate Finance from the McCallum School of Management at Bentley College.

•                  Eleanor Marsh.  Eleanor is a Vice President of SSgA, and a Principal of SSgA FM .  She is a Senior Portfolio Manager responsible for managing International and Global Equities within the Global Fundamental Strategies Group. Eleanor joined the firm in 2004 as an Equity Analyst and covered a variety of industries including transportation, homebuilders, office and consumer electronics, autos, and Japanese financial services.  Prior to joining SSgA in 2004, Eleanor was a Portfolio Manager for International Equities at State Street Research; a Portfolio Manager for International Equities at Evergreen Investments; and a Senior Analyst at S.G. Warburg Securities in Tokyo. She has been working in the investment management field since 1987. Eleanor received a BA in East Asian Studies from Yale University and an MA in Japanese Language and Literature from Stanford University.

The remainder of the Prospectus section entitled “Portfolio Management” is unchanged.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE